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                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (nos. 333-18797, 333-18799, 333-18801 and 333-18803) of
NCR Corporation of our report dated January 22, 2001, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Dayton, Ohio
March 8, 2001

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